OLD MUTUAL FUNDS III

Old Mutual 2011-2020 Conservative Fund
Old Mutual 2011-2020 Moderate Fund
Old Mutual 2011-2020 Aggressive Fund
Old Mutual 2021-2030 Conservative Fund
Old Mutual 2021-2030 Moderate Fund
Old Mutual 2021-2030 Aggressive Fund
Old Mutual 2031-2040 Conservative Fund
Old Mutual 2031-2040 Moderate Fund
Old Mutual 2031-2040 Aggressive Fund
Old Mutual 2041-2050 Conservative Fund
Old Mutual 2041-2050 Moderate Fund
Old Mutual 2041-2050 Aggressive Fund

Supplement dated September 29, 2009

to the Prospectus and Statement of Additional Information (“SAI”)
dated April 22, 2009, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus and SAI of the above-referenced funds (the “Funds”), series portfolios of Old Mutual Funds III (the “Trust”).  You should retain your Prospectus and SAI and all current supplements for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

On September 29, 2009, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution pursuant to which the assets of each of the Funds will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Funds will be distributed to shareholders (the “Liquidations”).  The Liquidations are not subject to approval by shareholders of the Funds.

As of November 9, 2009 (the “Effective Date” of the Liquidations), the Funds will begin liquidating their portfolio assets and will hold or reinvest the proceeds thereof in cash and such short-term securities as the Funds may lawfully hold or invest.  As a result, the Funds will not be pursuing their investment objectives after the Effective Date.

Effective upon the close of the New York Stock Exchange on October 7, 2009, the Funds will no longer accept investments from new investors or accounts of record with a $0 balance.

The Funds anticipate that they will complete the Liquidations on or around the close of business on December 7, 2009 (the “Liquidation Date”).  On or before the Liquidation Date, each of the Funds will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of such Fund in complete redemption and cancellation of each of the Fund’s shares held by the shareholder, and thereafter the Funds will be dissolved.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-594 09/2009